UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026
AirSculpt Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)
(786) 709-9690
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of the Company was held in a virtual-only format on May 12, 2026, at 8:30am., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s 2026 Proxy Statement filed on April 15, 2026, with the SEC. As of March 13, 2026, the record date for the 2026 Annual Meeting, the number of shares of the Company’s Class A Common Stock (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting was 70,486,528 . The number of shares of Common Stock present or represented by a valid proxy at the 2026 Annual Meeting was 65,895,278, representing 93.49% of the total number of shares of Common Stock entitled to vote at the 2026 Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the 2026 Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect three Class II director nominees to the Company’s Board of Directors (the “Board”), each to hold office until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal, and (ii) to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The voting results reported below are final.

Proposal 1 – Election of Directors

Adam Feinstein, Thomas Aaron, and Kenneth Higgins were duly elected to the Company’s Board as Class II directors to serve until the 2029 annual meeting of stockholders. The results of the election were as follows:

Nominee	For	Withheld	Abstained	Broker Non-Votes
Adam Feinstein	34,395,398	12,526,801	49	18,973,030
Thomas Aaron	34,394,367	12,527,832	49	18,973,030
Kenneth Higgins	33,801,294	13,120,905	49	18,973,030

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

The selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified. The results of the ratification were as follows:

For	Against	Abstain
41,551,299	24,343,978	1

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2026

AirSculpt Technologies, Inc.

	By:	/s/ Brent R. Wadman
Name: Brent R. Wadman
Title: General Counsel and Corporate Secretary
[Signature Page to the Form 8-K]